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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 6, 1997

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                      CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
           DELAWARE                        333-25683                      75-2672663
        (State or Other            (Commission File Number)            (I.R.S. Employer
Jurisdiction of Incorporation)                                      Identification Number)
      600 CONGRESS AVENUE                                                    78701
          SUITE 1400                                                      (Zip code)
         AUSTIN, TEXAS
     (Address of principal
      executive offices)
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       Registrant's telephone number, including area code: (512) 404-6840

                                 NOT APPLICABLE
                 (former address if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 6, 1997, Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company") acquired beneficial ownership of Benchmark Communications Radio Limited Partnership, a Maryland limited partnership and certain of its subsidiaries ("Benchmark") through a series of mergers and stock purchases, each dated as of December 9, 1996, among Benchmark, the Company, certain wholly-owned subsidiaries of Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership, and other signatories thereto (the "Benchmark Acquisition"). The Benchmark Acquisition was consummated for a purchase price of approximately $176.2 million, including certain transaction fees, comprised of $174.1 million paid in cash, which was funded with proceeds from a debt offering of 9 1/4% Senior Subordinated Notes due 2007 of Capstar Radio Broadcasting Partners, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, equity investments by certain affiliates of Hicks, Muse, Tate & Furst Incorporated, and borrowings under the Company's credit facility, and Class A common stock, par value $0.01 per share, of Capstar Broadcasting Corporation, the holder of all of the outstanding common stock of the Company, having a deemed value of approximately $2.1 million. The consideration paid was based upon arm's-length negotiations among the parties. Benchmark owned and operated 31 radio stations (21 FM and 10 AM), which the Company will continue to use for the purpose of radio broadcasts. Benchmark's stations are located in 11 markets in the southeastern United States, including the Dover, Delaware; Salisbury-Ocean City, Maryland; Montgomery, Alabama; Shreveport, Louisiana; Jackson, Mississippi; Statesville, North Carolina; Columbia and Greenville, South Carolina; Roanoke, Lynchburg and Winchester, Virginia markets.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

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         2.1.1           -- Agreement and Plan of Merger, dated as of December 9,
                            1996, by and among Benchmark Communications Radio Limited
                            Partnership ("Benchmark"), Benchmark Acquisition, Inc.,
                            Benchmark Radio Acquisition Fund I Limited Partnership,
                            Benchmark Radio Acquisition Fund IV Limited Partnership,
                            Benchmark Radio Acquisition Fund VII Limited Partnership,
                            Benchmark Radio Acquisition Fund VIII Limited
                            Partnership, Joseph L. Mathias IV, Bruce R. Spector,
                            Capstar Broadcasting Partners, Inc. ("the Company") and
                            BCR Holding, Inc. ("Benchmark Merger Agreement").(1)
         2.1.2           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated January 9, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc. and the other signatories listed
                            therein.(1)
         2.1.3           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated January 31, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc., the Company, and
                            the other signatories listed therein.(1)
         2.1.4           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated April 8, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc., and the Company.(1)
         2.1.5           -- First Amendment to the Benchmark Merger Agreement, dated
                            July 1, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc. and Capstar
                            Broadcasting Corporation ("Capstar Broadcasting").(2)
         2.1.6           -- Second Amendment to the Benchmark Merger Agreement, dated
                            August 6, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc. and Capstar
                            Broadcasting.(2)
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(1) Incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 of Capstar Broadcasting Partners, Inc., File
    No. 333-25683.

(2) Incorporated by reference to the Current Report on Form 8-K, dated August 14, 1997 of Capstar Radio Broadcasting Partners, Inc., File No. 33-92732.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAPSTAR BROADCASTING PARTNERS, INC.
                                          (Registrant)

                                          By: /s/ WILLIAM S. BANOWSKY, JR.
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                                            Name: William S. Banowsky, Jr.
                                            Title: Executive Vice President
                                               and General Counsel

Date: August 14, 1997

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